UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 4, 2011

                        Commission File Number 333-146627


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                                               26-0582528
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

         392 W. Mill Street,
          New Braunfels, TX                                       78130
(Address of principal executive offices)                        (Zip Code)

                                 (830) 608-0300
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 4, 2011, Baron Energy, Inc. (the "COMPANY", "WE", "OUR", or "US") and Pronto Limited ("PRONTO") entered into an Assignment and Bill of Sale, effective as of May 1, 2011 (the "BILL OF SALE"). Pursuant to the Bill of Sale, we purchased all of Pronto's working interest and a 75% net revenue interest in the Kirkpatrick "69" Lease, and all of Pronto's interest in the Salt Water Disposal Agreement relating to the Kirkpatrick 68-1 well, both of which are located in Garza County, Texas. We paid Pronto a total of $59,000 for the assets, consisting of $35,000 in cash and 300,000 shares of our common stock (the "SHARES") valued at $0.08 per share, or $24,000. The net daily production level attributable to these non-operated working interests is approximately 3 barrels of oil equivalent per day.

The Bill of Sale is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Bill of Sale and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Bill of Sale.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Further to our Form 8-K filed on March 22, 2011 (the "MARCH 8-K"), as a resolution to the Petition referenced in Item 2.04 of the March 8-K, on May 5, 2011, we entered into a First Amended and Restated Loan Agreement (the "LOAN AGREEMENT") with BaseLine Capital, Inc. ("BASELINE"), dated and effective as of April 27, 2011, amending and restating that certain Second Amendment to Loan Agreement dated September 30, 2009 between Baseline and us (the "ORIGINAL LOAN AGREEMENT"). A copy of the Original Loan Agreement is attached as Exhibit 10.45 to our Form 8-K filed with the United States Securities and Exchange Commission ("SEC") on February 26, 2010. In connection with the Loan Agreement, we paid Baseline $175,000 in cash and executed a promissory note in the amount of $100,000 (the "NOTE"). We are also required to pay Baseline $650 per month as a service fee for consulting and other services during the term of the Note. The Note bears interest at a rate of 8.0% and matures on May 1, 2015. Principal and interest on the Note is due and payable monthly in the amount of $2,442, commencing on June 1, 2011. The Note may be prepaid at any time without penalty. If $60,000 of the principal and accrued interest is paid on or before October 27, 2011, the remaining $40,000 in principal will be forgiven and the Note will be deemed paid in full.

The Company, Baseline and Newton Energy, Inc. ("NEWTON"), our senior lender, executed a First Amended and Restated Subordination Agreement in conjunction with execution of the Loan Agreement. We also granted Baseline a security interest in all of our personal property now owned or hereafter acquired pursuant to a Security Agreement we executed. In addition, we entered into a First Amendment to Subordinated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement ("DOT AMENDMENT") amending that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated August 1, 2007 (the "ORIGINAL DEED OF TRUST"). A copy of the Original Deed of Trust is attached as Exhibit 10.49 to our Form 8-K filed with the SEC on February 26, 2010. The DOT Amendment reflects the terms of the new Loan Agreement and the Note, and the change in the indebtedness secured by the Original Deed of Trust.

As consideration for entering into the Loan Agreement, and for various services provided by Baseline to us in connection with the transactions contemplated by the Original Loan Agreement, we executed Assignments of Oil and Gas Leases and Bill of Sale (collectively, the "ASSIGNMENTS") assigning to Baseline 25% of our right, title and interest in and to each of the properties covered by the DOT Amendment and set forth in Exhibit A thereto (the "MORTGAGED PROPERTIES"). Along with the Assignments, we also executed and delivered to Baseline a Memorandum of Assignment with respect to each Assignment (a "MEMORANDUM") which Baseline may file of record to evidence its interest in any of the Mortgaged Properties as provided in the Assignments. Upon the earlier to occur of the following ("PAYOUT"): (a) our full payment to Baseline of all principal, interest and other costs, expenses and fees under the Loan Agreement and Note; or (b) October 27, 2011 (even though indebtedness remains due and owing by us to Baseline), Baseline may deem delivery of, accept and file of record any one or more of the Assignments, and we must cause Newton to release any lien or interest it may have on or in such assigned interest. Said Assignments will be free and clear of any and all liens and other encumbrances. In the event we are unable to obtain a release from Newton of its lien as to the interest assigned within 30 days from the date of Payout, we agree to pay Baseline liquidated damages of $75,000.00 within said 30-day period and $5,000.00 per month as additional liquidated damages for every month thereafter that a release of Newton's lien is not delivered. The liquidated damages are in addition to any and all revenue which Baseline and/or its assigns is entitled to under the terms and conditions of the Assignments and payment of any of the indebtedness remaining outstanding.

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We are also required to execute and deliver such other documents and instruments, including without limitation, assignments of federal and state leases, which Baseline requests with respect to the Assignments. Furthermore, we executed and delivered to Baseline, in conjunction with the Loan Agreement and effective as of April 27, 2011, a Limited Power of Attorney appointing Karl J. Reiter, President of Baseline, as our lawful agent and attorney-in-fact to execute and deliver, in our name and on our behalf, such other documents and instruments as may be proper or that may be required for the transfer of 25% of our right, title and interest in and to any or all of the Mortgaged Properties.

The Loan Agreement contains representations, warranties and certain covenants of the Company. The assertions embodied in those representations and warranties were made for purposes of the Loan Agreement and are subject to qualifications and limitations agreed to by the parties in connection with the negotiation of the terms of the Loan Agreement. In addition, certain representations and warranties may be made as of a specific date, may be subject to a contractual standard of materiality different from that which an investor might view as material, or may have been used for purposes of allocating risk between the respective parties, rather than establishing matters as facts. Prospective or current investors in our securities should read the Loan Agreement and other agreements we entered into in conjunction therewith, together with the other information concerning us that we publicly file in reports and statements with the SEC.

The foregoing description of our new loan with Baseline and the agreements relating thereto is qualified in its entirety by reference to the full text of the Loan Agreement, the Note, the First Amended and Restated Subordination Agreement, the Security Agreement, the DOT Amendment, a Form of Assignment, a Form of Memorandum, and the Limited Power of Attorney filed as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9, respectively, to this Current
Report on Form 8-K and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offering of the Shares was not registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to an "accredited investor" within the meaning of Rule 501 of Regulation D. The recipient of our securities took them for investment purposes without a view to distribution. Furthermore, they had access to information concerning us and our business prospects; there was no general solicitation or advertising for the purchase of our securities; and the securities are restricted pursuant to Rule 144.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                        Description
-----------                        -----------
10.1 Assignment and Bill of Sale by and between Baron Energy, Inc. and Pronto Limited, effective as of May 1, 2011.
10.2 First Amended and Restated Loan Agreement dated April 27, 2011 by and between Baron Energy, Inc. and BaseLine Capital, Inc.
10.3 $100,000 Promissory Note dated April 27, 2011 from Baron Energy, Inc. in favor of BaseLine Capital, Inc.
10.4 First Amended and Restated Subordination Agreement dated April 27, 2011 by and between Baron Energy, Inc., Newton Energy, Inc., and BaseLine Capital, Inc.
10.5 Security Agreement dated April 27, 2011 by and between Baron Energy, Inc. and BaseLine Capital, Inc.
10.6 First Amendment to Subordinated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated April 27, 2011 granted by Baron Energy, Inc. in favor of BaseLine Capital, Inc.
10.7 Form of Assignments of Oil and Gas Leases and Bill of Sale by and between Baron Energy, Inc. and BaseLine Capital, Inc.
10.8 Form of Memorandum of Assignments by and between Baron Energy, Inc. and BaseLine Capital, Inc.
10.9           Limited Power of Attorney from Baron Energy, Inc. to Karl J.
               Reiter, effective as of April 27, 2011.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: May 10, 2011                  By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

10.1 Assignment and Bill of Sale by and between Baron Energy, Inc. and Pronto Limited, effective as of May 1, 2011.

10.2 First Amended and Restated Loan Agreement dated April 27, 2011 by and between Baron Energy, Inc. and BaseLine Capital, Inc.

10.3 $100,000 Promissory Note dated April 27, 2011 from Baron Energy, Inc. in favor of BaseLine Capital, Inc.

10.4 First Amended and Restated Subordination Agreement dated April 27, 2011 by and between Baron Energy, Inc., Newton Energy, Inc., and BaseLine Capital, Inc.

10.5 Security Agreement dated April 27, 2011 by and between Baron Energy, Inc. and BaseLine Capital, Inc.

10.6 First Amendment to Subordinated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated April 27, 2011 granted by Baron Energy, Inc. in favor of BaseLine Capital, Inc.

10.7 Form of Assignments of Oil and Gas Leases and Bill of Sale by and between Baron Energy, Inc. and BaseLine Capital, Inc.

10.8 Form of Memorandum of Assignments by and between Baron Energy, Inc. and BaseLine Capital, Inc.

10.9           Limited Power of Attorney from Baron Energy, Inc. to Karl J.
               Reiter, effective as of April 27, 2011.